SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 15, 2000
                        (Date of earliest event reported)


                          INCYTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE               0-27488          94-3136539
      (State or other jurisdiction  (Commission      (IRS Employer
           of incorporation)        File Number)  Identification No.)


           3174 PORTER DRIVE, PALO ALTO, CALIFORNIA            94304
           (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:  (650) 855-0555

Item  5.     Other  Events.
             -------------

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release dated February 15, 2000 announcing

Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

     (c)     Exhibits

99.1 Press release dated February 15, 2000 announcing the issuance of an additional $50 million of convertible subordinated notes by the Company.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  February  15,  2000


INCYTE  PHARMACEUTICALS,  INC.



By     /s/  John  M.  Vuko
       -------------------
Name:     John  M.  Vuko

Title:     Executive  Vice  President  and
     Chief  Financial  Officer